UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2017

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                Material Modification to Rights of Security Holders.

On April 6, 2017, the Board of Directors (the “Board”) of AMAG Pharmaceuticals, Inc. (the “Company”) approved the adoption of a shareholder rights plan intended to protect stockholder value by continuing to help preserve the Company’s substantial tax assets associated with net operating loss carryforwards and certain other deferred tax assets (“NOLs”) (the “2017 NOL Rights Agreement”).  Following the expiration of the Company’s prior rights agreement originally entered into with American Stock Transfer & Trust Company, LLC, as rights agent, on September 4, 2009 (as amended from time to time, the “Original Rights Agreement”), the Company entered into the 2017 NOL Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent, on April 7, 2017, which is essentially a restatement of the Original Rights Agreement, but with an expiration date of April 6, 2018 (subject to earlier expiration as described below). The 2017 NOL Rights Agreement is similar to plans adopted by other public companies with significant NOLs.

As of December 31, 2016, the Company had cumulative federal net operating loss carry forwards of approximately $377.6 million, which are usable in certain circumstances to offset future U.S. taxable income.

Under the 2017 NOL Rights Agreement stockholders of record as of April 17, 2017 (the “Record Date”) will receive one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Shares”), of the Company outstanding as of  the Record Date. The Rights will also attach to new Common Shares issued after the Record Date.  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company at a price of $80 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment.  Each Preferred Share is designed to be the economic equivalent of 1,000 Common Shares.  The description and terms of the Rights are set forth in the 2017 NOL Rights Agreement.

Detachment and Transfer of Rights

Initially, the Rights will be evidenced by the stock certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed.  Until the earlier to occur of (i) the 10th day after a public announcement that a person or group of affiliated or associated persons, has become an “Acquiring Person” (as such term is defined in the 2017 NOL Rights Agreement) or (ii) 10 business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer which would result in the beneficial ownership by an Acquiring Person of 4.99% (or, in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person (as such terms are defined below)) or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate.  Generally, the 2017 NOL Rights Agreement provides that any person or group (including any affiliate or associate of such person or group) (a “Grandfathered Person”) who beneficially owned 4.99% or more of the outstanding Common Shares as of the Grandfathered Time (as such term is defined in the 2017 NOL Rights Agreement and the percentage of such ownership, the “Grandfathered Percentage”) will not be deemed an “Acquiring Person” unless such Grandfathered Person exceeds its Grandfathered Percentage by more than 1/4%.  If any Grandfathered Person shall sell, transfer or otherwise dispose of any outstanding Common Shares after the Grandfathered Time or if the percentage of outstanding Common Shares of the Company that such Grandfathered Person beneficially owns is reduced as a result of the issuance of additional securities of the Company, the related Grandfathered Percentage shall, subsequent to such sale, transfer, disposition or dilutive event, mean, with respect to the Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer, disposition or dilutive event or (b) the percentage of outstanding Common Shares that such Grandfathered Person beneficially owns immediately following such sale, transfer, disposition or dilutive event, plus an additional 1/4%; provided, however, if at any time after the Grandfathered Time, such Grandfathered Person is the beneficial owner of less than 4.99% of the outstanding Common Shares, then such person or group (including any affiliate or associate of such person or group) will cease to be a Grandfathered Person.

Additionally, the 2017 NOL Rights Agreement provides that any person who desires to effect any acquisition of Common Shares that would, if consummated, result in such person (together with its affiliates and associates) beneficially owning 4.99% (or, in the case of a Grandfathered Person, the Grandfathered Percentage) or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date (as defined in the 2017 NOL Rights Agreement), and in accordance with the 2017 NOL Rights Agreement, request that the Board grant an exemption with respect to such acquisition under the 2017 NOL Rights Agreement (an “Exemption Request”).  The Board will only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of beneficial ownership of Common Shares by the Requesting Person will not jeopardize or endanger the availability to the Company of any tax benefits.  Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including that the exemption be of a limited duration, a requirement that the Requesting Person agree that it will not acquire beneficial ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board or that it will not make another Exemption Request), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s tax benefits.

The 2017 NOL Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights are transferable with and only with the Common Shares.  Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the 2017 NOL Rights Agreement by reference.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the summary of rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights; provided that the Company and the Rights Agent are permitted to amend the 2017 NOL Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

Exercisability of Rights

The Rights are not exercisable until the Distribution Date.  The Rights will expire on the Final Expiration Date, as defined below, unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.  The “Final Expiration Date” means the earliest of the close of business on (1) April 6, 2018, (2) the effective date of the repeal of Section 382 or any successor statute if the Board determines that the 2017 NOL Rights Agreement is no longer necessary or desirable for the preservation of tax benefits, (3) the first day of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, or (4) the date of the final adjournment of the Company’s 2017 annual meeting of stockholders if, following the final closing of the polls at such meeting, stockholder approval of the 2017 NOL Rights Agreement has not been obtained.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable or payable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.  The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares, or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Terms of Preferred Shares

Preferred Shares purchasable upon exercise of the Rights will not be redeemable.  Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per Common Share.  In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $80 per share, but will be entitled to an aggregate payment of 1,000 times the payment made per Common Share.  Each Preferred Share will have 1,000 votes, voting together with the Common Shares.  Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share.  These rights are protected by customary anti-dilution provisions.  Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of one one-thousandth of a Preferred Share should approximate the value of one Common Share.  The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

Trigger of FlipIn and FlipOver Rights

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate thereof (which will thereafter be void), will thereafter have the right to receive upon exercise, in lieu of one one-thousandths of a Preferred Share, that number of Common Shares having a market value equal to two times the exercise price of the Right.  This right will commence on the date that a person has become an Acquiring Person (or the effective date of a registration statement relating to the securities purchasable upon exercise of the Rights, if later).

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption and Exchange of Rights

At any time prior to the earliest of (i) the day that a person has become an Acquiring Person, or (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”), which may be paid in cash, Common Shares or any other consideration deemed appropriate by the Board.  In general, the redemption of the Rights may be made effective at such time on such basis with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by such person or group of affiliated or associated persons of 50% or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such person or group of affiliated or associated persons which will have become void), in whole or in part, at an exchange ratio of one Common Share per Right.  Under certain circumstances set forth in the 2017 NOL Rights Agreement, in lieu of Common Shares, the Company may exchange cash, property or other securities of the Company, including fractions of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent designations and the powers, preferences and rights, and the qualifications, limitations and restrictions) with value equal to such Common Shares.

Amendment of Rights

The terms of the Rights generally may be amended by the Board without the consent of the holders of the Rights, except that from and after the time that the Rights are no longer redeemable, no such amendment may adversely affect the interests of the holders of the Rights (excluding the interests of any Acquiring Person and any group of affiliated or associated persons).

Potential Antitakeover Impact

The reason the Board approved the 2017 NOL Rights Agreement is to preserve the long-term value of the Company’s NOLs.  However, the 2017 NOL Rights Agreement, could also be deemed to have an antitakeover effect because, among other things, it restricts the ability of a person, entity or group to accumulate more than 4.99% of Common Shares and the ability of persons, entities or groups now owning more than 4.99% of Common Shares to acquire additional Common Shares without the approval of the Board and because an Acquiring Person may be diluted upon the occurrence of a triggering event.  Accordingly, the overall effects of the 2017 NOL Rights

Agreement may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of the Company’s securities.

The foregoing is only a summary of the material terms of the 2017 NOL Rights Agreement and is qualified in its entirety by reference to the available text of the 2017 NOL Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.2.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the 2017 NOL Rights Agreement described in Item 3.03 above, the Board approved an Amended and Restated Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Designation”).  The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on April 7, 2017.  The Certificate of Designation is attached hereto as Exhibit 3.1, 4.1 and incorporated herein by reference.  The description of the rights and preferences of the Series A Junior Participating Preferred Stock in Item 3.03 is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1, 4.1	Amended and Restated Certificate of Designation of Series A Junior Participating Preferred Stock

4.2	Rights Agreement dated as of April 7, 2017, by and among AMAG Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC

4.3	Form of Right Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph D. Vittiglio
Joseph D. Vittiglio
Senior Vice President, General Counsel and Secretary

Date: April 10, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1, 4.1	Amended and Restated Certificate of Designation of Series A Junior Participating Preferred Stock

4.2	Rights Agreement dated as of April 7, 2017, by and among AMAG Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC

4.3	Form of Right Certificate